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                                 Exhibit 99 (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


            We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated August 29, 2005, in this Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A/A of The Arrivato Funds Trust.




                                                       /s/ GRANT THORNTON LLP

            Chicago, Illinois
            September 15, 2005